OPEN-END MORTGAGE

                     (This Mortgage secures future advances)

     THIS INDENTURE made this 4th day of April, 1996, effective as of the 4th day of April, 1996, between PIDC FINANCING CORPORATION, a nonprofit corporation organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania (the "Mortgagor"), and THE PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY, a public body corporate and politic, organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania, having its principal place of business in Harrisburg, Pennsylvania ("PIDA").

     WHEREAS, PIDA, under a Loan Agreement bearing even date herewith (the "Loan Agreement"), incorporated herein by reference thereto and made a part hereof, has agreed to lend the Mortgagor the principal sum of Two Million Dollars ($2,000,000) (the "Loan") upon terms and subject to conditions as set forth therein;

     WHEREAS, the Mortgagor under a Note bearing even date herewith (the "Note"), incorporated herein by reference thereto and made a part hereof, is obligated to pay unto PIDA on or before the first day of May, 2011, the principal sum of Two Million Dollars ($2,000,000), together with interest thereon, lawful money of the United States of America in the manner provided in the Note and in the Loan Agreement, and to perform all of the provisions of the Note and this Mortgage, as therein and herein set forth; and

     WHEREAS, PlDA's agreement to make the Loan has been made subject to and in reliance upon execution and delivery of the Loan Documents;

     NOW, THEREFORE, THIS INDENTURE WITNESSETH, that the Mortgagor in consideration of the principal indebtedness, and to secure the payment thereof and all other sums due or to become due under the Loan Documents, including without limitation the Note, the Loan Agreement, this Mortgage and the Assumption Agreement (the "Indebtedness") and the performance of all other provisions of the Loan Documents, intending to be legally bound by these presents, does hereby grant, bargain, sell, convey, release, alien, confirm and assign unto PIDA, its successors and assigns, all that certain parcel of land fully and accurately described on Exhibit A, attached hereto and made a part hereof.

     TOGETHER with all and singular the buildings and improvements erected or to be erected thereon, streets, alleys, passages, ways, waters, watercourses, rights, liberties, privileges, hereditaments and appurtenances whatsoever, thereunto belonging or in anywise appertaining, and the reversions and remainders and rents, issues and profits thereof, including all income arising therefrom and all insurance proceeds and proceeds of condemnation awards (collectively, the "Premises").

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     TO HAVE AND TO HOLD the Premises hereby granted or mentioned and intended so to be unto PIDA, its successors and assigns, to and for the only proper use and behoof of PIDA, its successors and assigns forever.

     PROVIDED, HOWEVER, that if there shall be and is paid PIDA the Indebtedness together with interest thereon and any other sums properly payable under the terms of the Loan Documents, on the date and in the manner provided in the Loan Documents, and all the other covenants and promises herein and therein contained are kept by the particular parties subject thereto, then and from thenceforth this Mortgage and the estate hereby created, granted, transferred and assigned shall be void, but otherwise shall remain in full force and effect.

     AND THE MORTGAGOR HEREBY FURTHER REPRESENTS, COVENANTS AND AGREES AS
FOLLOWS:

     1. The Mortgagor has good, valid and marketable title to the Premises. The Mortgagor has the right, full power and lawful authority to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, set over and confirm the same to PIDA in the manner and form herein done. The Premises are free and clear of all liens and encumbrances except those of record which have been previously disclosed in writing to PIDA. This Mortgage is and shall be subordinate in lien and in payment only to that certain mortgage in the principal sum of $4,094,684.93 encumbering the Premises given to MERIDIAN BANK, dated September 28, 1995 which principal sum shall be reduced to the sum of $4,000,000 on the same date hereof (the "Bank Mortgage"). The Mortgagor will warrant and defend the rights and title of PIDA to all of the Premises against all claims, except the Bank Mortgage.

     2. The proceeds of the Note secured hereby shall be used solely for the purpose of paying a part of the cost of establishing an industrial development project (the "Project") to be purchased by MOTHERS WORK, INC. (the "Industrial Occupant") pursuant to the Premises Agreement. The Mortgagor represents and warrants that no default has occurred under the Premises Agreement on the part of Mortgagor or on the part of Industrial Occupant of which Mortgagor has knowledge.

     3. The Mortgagor will perform promptly all the terms, covenants, and conditions required under the Premises Agreement, and the Mortgagor will do or cause to be done all things necessary to preserve unimpaired its rights thereunder and will immediately notify PIDA in writing of any default under the Agreement.

     4. The Mortgagor will immediately do or cause to be done from time to time all things necessary to maintain and preserve its corporate existence, rights, franchises and privileges and will duly observe, conform, obey and comply with or will cause due observation, conformance. obedience and compliance with all requirements of any court or governmental authority relative to the Premises.

     The Mortgagor shall duly and punctually pay, or cause to be paid, the Indebtedness, and at the time and times and in the manner as provided in and by the Loan Documents, and shall perform all other agreements and provisions hereof and thereof, and pay when due all other obligations and debts hereby secured.

     The Mortgagor shall duly and punctually pay, or cause to be paid, all amounts secured by the Bank Mortgage and shall duly and punctually perform or cause to be performed in accordance with the terms of the Bank Mortgage, the Note secured thereby and any other obligations undertaken in connection therewith.


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     The Mortgagor will duly and promptly pay and discharge, as the same shall become due and payable and before they become delinquent, all taxes, water and sewer rents, assessments and other governmental charges, levied or assessed or imposed upon or against the property mortgaged hereby or upon the rents, issues, income and profits therefrom so as to prevent the same from becoming or being an enforceable lien or claim against the property mortgaged hereby or the interest of the Mortgagor having a priority over the lien of this Mortgage or the obligations of Mortgagor to PIDA under the Note or the Loan Agreement. Upon request, the Mortgagor will furnish, or will cause to be furnished to PIDA, not less than fifteen (15) days prior to the date on which payment of the same would become delinquent, receipts or other evidence satisfactory to PIDA of the payment of all such taxes, rates, assessments and other governmental charges.

     5. The Mortgagor shall keep all buildings and improvements now or hereafter erected upon the Premises insured for the benefit of PIDA under an all-risk hazard insurance policy covering physical loss or damage including fire and extended coverage, collapse, liquid damage, flood (to the extent required below), earthquake and comprehensive boiler/machinery, written on a replacement cost basis in an amount not less than the full insurable value of the property mortgaged hereby (excluding (on fire and extended coverage only) foundations and other parts below the surface of the lowest floor), as determined, upon request of PIDA, not more than once annually by an appraiser or rating bureau satisfactory to PIDA. In addition, the aforesaid policy shall have attached thereto, or the Mortgagor shall provide or cause to be provided by separate policy, business interruption insurance, insuring all fixed charges of the Industrial Occupant (or any other person or entity that may from time to time be the Mortgagor's lessee or purchaser of the mortgaged premises), including the amount necessary to repay this Mortgage, for a period of not less than one year, such insurance to be acceptable to PIDA. During the period of construction of the Project on the Premises, the Mortgagor shall maintain builder's risk insurance in an amount satisfactory to PIDA and shall require its contractor to maintain worker's compensation insurance. PIDA shall receive copies of all of said policies. PIDA shall receive copies of all of said policies upon the execution of this Mortgage and upon each renewal, expansion or modification thereof, together with a current Acord 27 Evidence of Property Insurance Certificate. Any modification of such insurance policy must be approved by PIDA in writing prior to the effective date of such modification. PIDA may settle all claims under all such policies except workers compensation and may demand, receive and receipt for all moneys becoming payable thereunder. The proceeds under any policy shall be paid by the insurer to Mortgagor and PIDA as their respective interests may appear, and PIDA in its discretion may apply the amount so collected toward the payment of the Indebtedness or toward the alteration, reconstruction, repair or restoration of the damaged portion of the Premises or any portion thereof. The Mortgagor shall prepay the premiums for all such insurance for at least one (1) month in advance and thereafter deliver to PIDA evidence of payment of all premiums due on such insurance together with certificates of such insurance at least thirty (30) days before payment is due. The Mortgagor shall also secure such certificates from public officials as are available for the purpose or otherwise demonstrate to the satisfaction of PIDA that the Premises is not located within an area identified by Federal Emergency Management Agency as having "special flood hazards," as such term is used in the National Flood Insurance Act of 1968, as amended and supplemented by The Flood Disaster Protection Act of 1973, and in regulations, interpretations and rulings thereunder or in a zoned flood

                                       3
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plain or flood hazard area as determined by local findings, determinations, ordinances, regulations or rulings, and if located therein, the Mortgagor shall secure the amount of flood insurance required by PIDA in its discretion and demonstrate payment of all premiums due therefor. All insurance policies described in this Section 5 shall be written by insurance companies licensed to do business within the Commonwealth of Pennsylvania and satisfactory to PIDA. While this Mortgage is in effect, the Mortgagor shall also maintain worker's compensation insurance (containing a stop gap endorsement) and public liability on the Premises in amounts satisfactory to PIDA and shall deliver copies of such policies to PIDA. Insurance carried in accordance with this Section 5 shall be endorsed to provide

          (a) With respect to all liability insurance policies, PIDA is included as additional insured, with the understanding that any obligation imposed upon Mortgagor (including without limitation, the liability to pay premiums) shall be the sole obligation of Mortgagor and not that of PIDA.

          (b) Property and business interruption insurance policies shall include a standard lender's loss payable endorsement in favor of PIDA. All coverage shall be written with a valid agreed amount endorsement and in a sufficient amount to prevent any coinsurance penalty and PIDA as additional named insured with the understanding that any obligation imposed upon Mortgagor (including with limitation, the liability to pay premiums) shall be the sole obligation of Mortgagor and not that of PIDA. In the event of Default, PIDA and other lenders to Mortgagor shall be named as sole loss payees as their interests shall appear.

          (c) With respect to all insurance maintained pursuant to this Section 5, the interests of PIDA are not invalidated by any action or inaction of Mortgagor or any other natural or artificial person and PIDA is insured regardless of any breach or violation by Mortgagor or any other person of any warranties, declarations or conditions contained in such policies.

          (d) With respect to all insurance maintained pursuant to this Section 5, such policies shall be endorsed to provide that: (i) the insurers thereunder waive all rights of subrogation against PIDA, any right of set-off and counterclaim and any other right to deduction whether by attachment or otherwise, (ii) such insurance is primary without right of contribution of any other insurance carried by or on behalf of PIDA, (iii) if such insurance is cancelled by the insurer for any reason whatsoever (including without limitation, nonpayment or premium) or any substantial change is made in the coverage that affects the interests of PIDA, such cancellation or substantial change is not to be effective as to PIDA until thirty (30) days after receipt by PIDA of notice sent to PIDA as specified in the Loan Agreement.

          (e) On each anniversary of the Closing Date, Mortgagor shall furnish PIDA with approved certification of all required insurance. Such certification shall be executed by each insurer or by an authorized representative of each insurer where it is not practical for such insurer to execute the certificate itself. Such certification shall identify underwriters, the type of insurance, the insurance limits and the policy terms, and shall specifically list the special provisions enumerated for such insurance required by this Section 5. Upon request, Mortgagor shall furnish PIDA with copies of all insurance policies, binders and cover notes or other evidence of such insurance.

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


          (f) Concurrently with the furnishing of all certifications referred to in paragraph (e) of this Section 5, Mortgagor shall furnish PIDA with an opinion of each insurance broker stating that all premiums then due have been paid and that, in the opinion of such broker, the insurance is then in accordance with the provisions of this Section 5. Furthermore, Mortgagor shall cause each insurer or such broker to advise PIDA promptly in writing of any default in the payment of any premiums or any other act or omission on the part of Mortgagor or any contractor of Mortgagor which might invalidate or render unenforceable, in whole or part, any insurance provided hereunder. PIDA, at its sole option, may obtain such insurance if not provided by Mortgagor, and, in such event, Mortgagor shall reimburse PIDA upon demand for the cost thereof, together with interest from the date of payment of the premiums by PIDA to the date on which Borrower repays such premiums, at the rate provided in Section 14 hereof.

          (g) Upon the occurrence and continuance of an Event of Default, all proceeds payable from any property and casualty above which are payable to Mortgagor shall be paid to PIDA and other lenders to Mortgagor, as their interests shall appear without the consent of Mortgagor.

     6. The Mortgagor shall keep the Premises and improvements thereon in good condition and repair and shall not remove, demolish or materially alter in a manner so as to reduce the value thereof the buildings or improvements on the Premises nor commit or suffer waste with respect thereto. The Mortgagor shall maintain the Premises in compliance with all applicable governmental requirements. In the event of damage to the Premises caused by fire or other casualty or condemnation, the Mortgagor shall restore the Premises to the condition it was in prior to the occurrence of such damage, and shall further comply with any additional requirements imposed by law, required by insurance, or otherwise required, applicable to the Premises subsequent to such restoration. The Mortgagor shall permit PlDA's agents at any reasonable time, and from time to time, to enter upon the Premises and the buildings and improvements constructed thereon for the purpose of inspecting and appraising the same. While the Mortgage is outstanding and unpaid, neither the Mortgagor nor its successors shall take or permit any action with respect to the property mortgaged hereby which will in any manner impair PlDA's security under this Mortgage, including but not limited to the creation of any additional debt secured by the Premises, nor shall they, without the prior written approval of PIDA, convey, transfer, encumber, hypothecate, lease or otherwise dispose of the Premises.

     7. The Mortgagor will, and hereby does, assign to PIDA as additional security for the repayment of the Indebtedness, all its right, title and interest in, to and under the Premises Agreement, together with all sums due thereunder, and agrees that PIDA may collect and apply the same to the payment of any sum required to be paid by the Mortgagor under the Note or this Mortgage, provided, however, that by reason of such assignment the Mortgagor shall not be relieved of, and PIDA does not assume, the Mortgagor's obligations under the Agreement.

     8. If PIDA retains the services of counsel in order to cure any default under this Mortgage or any of the Loan Documents, reasonable attorneys' fees shall be payable by the Mortgagor to PIDA and shall be secured hereby. The Mortgagor shall also pay all costs in connection with the satisfaction of this Mortgage of record.

     9. An event of default hereunder (an "Event of Default") shall be any of the following: (i) the occurrence of any Event of Default as defined in the Loan Agreement, (ii) failure to pay any sum required to be paid under any of

                                       5

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the Loan Documents within thirty (30) days after the same becomes due and payable, (iii) default in the due and punctual payment of the principal of or interest on any loan or debt instrument secured by the Premises after the same shall become due and payable and any applicable cure period shall have expired, or (iv) default in the due and punctual observance or performance of any of the covenants or agreements contained in any loan or debt instrument secured by the Premises which default shall have created a right of acceleration pursuant to such loan or debt instrument. Upon the occurrence of any such Event of Default, other than an Event of Default declared solely as a result of a breach by the Industrial Occupant of Section 4.03 of the Assumption Agreement, at the option of PIDA: (a) the entire unpaid balance of the Indebtedness shall become due and payable immediately, without further notice to the Mortgagor, and shall be recoverable by PIDA immediately or at any time or times thereafter, without stay of execution or other process; (b) PIDA may take immediate possession of the Premises as provided hereunder; and (c) PIDA may immediately exercise any and all other rights and remedies provided in this Mortgage and in the Note, or which may be available to PIDA, and all such rights and remedies shall be cumulative and concurrent and may be pursued singly, successively or together in PlDA's sole discretion, and may be exercised from time to time and as often as an occasion, or occasions, therefor shall occur until the Indebtedness hereby secured is paid in full.

     10. Subject to the rights of MERIDIAN BANK under the First Mortgage, if PIDA shall take possession of the Premises as provided hereunder, PIDA may in its sole discretion: (a) hold, manage, operate and lease the same to the Mortgagor or any other person or persons, on such terms and for such periods of time as PIDA may deem appropriate and the provisions of any lease made by PIDA pursuant hereto shall be valid and binding upon the Mortgagor notwithstanding the fact that PlDA's right of possession may terminate or this Mortgage may be satisfied of record prior to the expiration of the term of such lease; (b) make such alterations, additions, improvements, renovations, repairs and replacements thereto as PIDA may deem proper; (c) remodel such improvements so as to make the same available in whole or in part for other industrial purposes; and (d) collect the rents, issues and profits arising from the Premises, past due and thereafter becoming due, and apply the same, in such order of priority as PIDA may determine, to the payment of all charges and commissions incidental to the collection of rents and the management of the Premises and all other sums or charges required to be paid by the Mortgagor hereunder. In addition to the payment of such charges and commissions, PIDA shall be entitled to retain not less than fifteen percent (15%) of such rents, issues and profits in payment for the services of PIDA. All moneys advanced by PIDA for the purposes aforesaid and not repaid out of the rents collected shall immediately and without demand be repaid by the Mortgagor to PIDA, together with interest thereon at the rate of fifteen percent (15%) per annum, and shall be added to the principal of the Indebtedness and be secured by this Mortgage. The production of a receipt by PIDA shall be conclusive proof of a payment or advance authorized hereby, and the amount and validity thereof. The taking of possession and collection of rents by PIDA as aforesaid shall not be construed to be an affirmation of any lease of the Premises or any part thereof, and PIDA or any other purchaser at any foreclosure sale may, if otherwise entitled to do so, exercise the right to terminate any such lease as though such taking of possession and collection of rents had not occurred.

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     11. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN
ATTORNEY TO CONFESS JUDGMENT AGAINST THE MORTGAGOR. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST THE MORTGAGOR, THE MORTGAGOR HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF THE SEPARATE COUNSEL OF THE MORTGAGOR, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE MORTGAGOR HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

     IN CASE OF ANY EVENT OF DEFAULT HEREUNDER, (OF WHICH AN AFFIDAVIT ON BEHALF OF PIDA SHALL BE SUFFICIENT EVIDENCE), THEN, AND IN ANY SUCH EVENT, ANY ATTORNEY OF ANY COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE IS HEREBY AUTHORIZED AND EMPOWERED TO APPEAR FOR THE MORTGAGOR, AND ALL PERSONS CLAIMING UNDER OR THROUGH THE MORTGAGOR, AND AS ATTORNEY FOR THE MORTGAGOR AND ALL PERSONS CLAIMING UNDER OR THROUGH THE MORTGAGOR, TO SIGN AN AGREEMENT FOR ENTERING AN AMICABLE ACTION OF EJECTMENT FOR POSSESSION OF THE PREMISES OR ANY PART THEREOF AND TO CONFESS JUDGMENT THEREIN AGAINST THE MORTGAGOR, IN FAVOR OF PIDA, WHEREUPON A WRIT FOR POSSESSION MAY IMMEDIATELY ISSUE FOR THE POSSESSION OF THE PREMISES. WITHOUT ANY PRIOR COMPLAINT, WRIT OR PROCEEDING WHATSOEVER; AND FOR SO DOING THIS MORTGAGE. OR A COPY HEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT. THIS POWER MAY BE EXERCISED AS OFTEN AS PIDA SHALL REQUIRE AND SHALL NOT BE EXHAUSTED BY ONE OR MORE OR BY ANY IMPERFECT EXERCISE THEREOF.

     IF MORTGAGOR WISHES TO CHALLENGE ANY JUDGMENT CONFESSED PURSUANT TO THIS SECTION, IT SHALL DO SO ONLY BY FILING A PETITION TO OPEN THE JUDGMENT PURSUANT TO PENNSYLVANIA RULES OF CIVIL PROCEDURE RULE 2959, AS IN EFFECT FROM TIME TO TIME ("RULE 2959"), AND SHALL NOT OTHERWISE INTERFERE (BY FILING ANY CIVIL ACTION, BILL IN EQUITY, OR OTHERWISE) WITH THE OPERATION OF THE JUDGMENT GRANTED PURSUANT TO THIS SECTION. MORTGAGOR EXPRESSLY ACKNOWLEDGES THAT THE PROCEDURE AVAILABLE TO IT THROUGH RULE 2959 WILL PROVIDE IT WITH A FULL AND FAIR OPPORTUNITY TO BE HEARD AS TO ANY REASON WHY JUDGMENT SHOULD NOT BE ENTERED AGAINST IT.

     IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED THE SAME SHALL BE DISCONTINUED OR POSSESSION OF THE PREMISES SHALL REMAIN IN OR BE RESTORED TO THE MORTGAGOR, PIDA SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER AMICABLE ACTIONS AS ABOVE PROVIDED TO RECOVER POSSESSION OF THE PREMISES. PIDA MAY BRING SUCH AMICABLE ACTION IN EJECTMENT BEFORE OR AFTER JUDGMENT ON THIS MORTGAGE OR ON THE NOTE, OR AFTER A SALE OF THE PREMISES BY THE SHERIFF. IF AFTER EXECUTION AND RETURN OF THE WRIT OF POSSESSION, THE

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MORTGAGOR SHALL RE-ENTER INTO POSSESSION OF THE PREMISES, THE PROTHONOTARY,
UPON PRAECIPE AND AFFIDAVIT SETTING FORTH THE FACTS FILED WITHIN THREE YEARS AFTER THE RETURN OF THE WRIT UPON WHICH EXECUTION WAS COMPLETED SHALL ISSUE A NEW WRIT OF POSSESSION.

     THE MORTGAGOR ACKNOWLEDGES THAT IT UNDERSTANDS THE MEANING AND EFFECT OF THE CONFESSION CONTAINED IN THE FOREGOING PARAGRAPH. SPECIFICALLY, THE MORTGAGOR UNDERSTANDS AMONG OTHER THINGS THAT (1) IT IS RELINQUISHING THE RIGHT TO HAVE NOTICE EXCEPT AS PROVIDED HEREIN, AN OPPORTUNITY TO BE HEARD AND THE RIGHT TO HAVE THE BURDEN OF PROOF OF DEFAULT REST ON PIDA PRIOR TO THE ENTRY OF JUDGMENT,
(2) THE ENTRY OF JUDGMENT MAY RESULT IN A LIEN ON ITS PROPERTY, (3) IT WILL BEAR THE BURDEN AND EXPENSE OF ATTACKING THE JUDGMENT AND CHALLENGING EXECUTION ON THE LIEN AND SALE OF THE PROPERTY COVERED THEREBY, AND (4) ENOUGH OF ITS PROPERTY MAY BE TAKEN TO PAY THE PRINCIPAL AMOUNT, INTEREST, COSTS AND ATTORNEY'S FEES.

     12. The Mortgagor waives the right of inquisition on any property levied upon under a judgment obtained in proceedings to collect the Indebtedness hereby secured or in proceedings on this Mortgage, and further waives and releases any and all benefits that may accrue to the Mortgagor by virtue of any law relating to appraisements, stay of execution or exemption of the Premises from levy or sale under execution, now or hereafter in force. A foreclosure sale shall constitute a foreclosure sale of all equity whatsoever of the Mortgagor in the Premises and PIDA shall, if it is the purchaser at the sale, hold the Premises and any part thereof so purchased free of any equity of redemption by reason of any circumstances whatsoever and not as collateral for any obligation.

     13. No extension or indulgence granted to the Mortgagor, and no alteration, change or modification of the Note consented or agreed to by PIDA, and no other act or omission of PIDA, including the taking of additional security or the release of any security, or the waiver by PIDA or failure by PIDA to enforce any provision of any of the Loan Documents or to declare a default with respect thereto, shall constitute a release of the lien and obligation of this Mortgage or be interposed as a defense against the enforcement of this Mortgage, or operate as a waiver of any subsequent defaults or otherwise affect the right of PIDA to exercise all rights or remedies stipulated herein and in any of the Loan Documents, except an act of PIDA which constitutes an express, effective, written release and satisfaction of the Note.

     14. In the event of any failure to pay or cause to be paid all amounts due under any indebtedness secured by the Premises, or any taxes, water and sewer rents, charges, claims, assessments, assessments for public improvements, liens or encumbrances or to furnish and pay for the insurance required hereunder, or to keep the Premises in good condition and repair, or to pay any other amount required to be paid by any person under any of the Loan Documents, PIDA may, at its option, pay any or all such items together with penalties and interest thereon, and procure and pay for such insurance and repairs; and PIDA may at any time and from time to time advance such additional sum or sums as PIDA in its sole discretion may deem necessary to protect the security of this Mortgage. All such sums so paid or advanced by PIDA shall immediately and without demand be secured hereby and be repaid by the Mortgagor to PIDA,

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together with interest thereon at the rate of fifteen percent (15%) per annum, and shall be added to the principal of the indebtedness and be secured by this Mortgage. The production of a receipt by PIDA shall be conclusive proof of a payment or advance authorized hereby, and the amount and validity thereof.

     15. The Mortgagor covenants and agrees that it shall in the Premises Agreement require of the Industrial Occupant and that it shall further require of any subsequent buyer, lessee or occupant of the Premises, that the Premises shall be used solely for purposes at all times eligible for financing by PIDA under the provisions of the Pennsylvania Industrial Development Authority Act, regulations, statements of policy, guidelines and interpretations of the PIDA Board and staff, each as in effect from time to time, until the Indebtedness shall have been paid in full.

     16. All covenants, stipulations and agreements contained in this Mortgage by or on behalf of the Mortgagor shall be binding upon its successors in title or interest and its assigns, whether so expressed or not.

     17. This Mortgage may be amended only with the written consent of the Mortgagor, PIDA and the Industrial Occupant.

     18. Notice to the Mortgagor under the Note or this Mortgage shall be deemed sufficient if given in accordance with Section 10.14 of the Loan Agreement.

     19. The provisions of this Mortgage are severable. In the event of the unenforceability or invalidity of any one or more of the terms, covenants, conditions or provisions of this Mortgage under federal, state or other applicable law, such unenforceability or invalidity shall not render any other of the terms, covenants, conditions or provisions hereof unenforceable or invalid. In the event any waiver by Mortgagor hereunder is prohibited by law, including but not limited to the waiver of exemption from execution, such waiver shall be and be deemed to be deleted herefrom.

     20. All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement.

     21. This Mortgage is an open-end mortgage as defined at 42 PA C.S.A. 8143(f) and as such is entitled to all the benefits of 42 PA C.S.A. 8143 et seq., P.L. 525, No. 126, Act 126 of 1990 (the "Act"). The parties to this Mortgage intend that, in addition to any other debt or obligation secured hereby, this Mortgage shall secure unpaid balances of loan advances made after the Mortgage is left for recording, whether such advances are made pursuant to an obligation of PIDA or otherwise. The maximum amount of unpaid loan indebtedness (which shall consist of unpaid advances made either before or after, or both before and after, this Mortgage is left for recording) and which may be outstanding at any time shall be the face amount of the Note, plus accrued and unpaid interest thereon and any additional obligations payable hereunder or thereunder. In addition to the other obligations of the Mortgagor secured hereby, this Mortgage secures unpaid balances of advances made, with respect to the Premises, for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Premises or the lien created by this Mortgage and other expenses, including but not limited to costs and attorney's fees incurred by PIDA by reason of default by Mortgagor under this Mortgage or under any of the Loan Documents.

     22. This is a purchase money mortgage.

     23. This is a construction mortgage and secures an obligation incurred for the construction of an obligation on land including the acquisition cost of the land.

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     IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage on the day and year first above written.

ATTEST: /s/ J. Joseph A. Mee
        ---------------------
        Assistant Secretary

                                   PIDC FINANCING CORPORATION


                                   By: /s/ Joseph J. Aylmer
                                       -----------------------
                                       Senior Vice President
(CORPORATE SEAL)

                                   EXHIBIT "A"

                                  THE PREMISES

ALL THAT CERTAIN lot or piece of ground with the buildings and improvements thereon erected SITUATE in the Fifth Ward of the City of Philadelphia and described in accordance with a Survey and Plan of Property made February 10, 1995, and revised July 17, 1995 by Lawrence J. Cleary, Surveyor and Regulator of the Third Survey District:

BEGINNING at the point formed by the intersection of the Southerly side of Spring Garden Street (120 feet wide) with the Westerly side of Fifth Street (70 feet wide); Thence extending South 13 degrees 37 minutes 25 seconds West, along the said Westerly side of Fifth Street, the distance of 58.984 feet to a point of curve; Thence extending Southwardly, along the said Westerly side of Fifth Street, on the arc of a circle curving to the left, having a radius of 3855.419 feet, the distance of 176.224 feet to a point of tangency; Thence extending South 11 degrees 00 minutes 17 seconds West, along the said Westerly side of Fifth Street, the distance of 357.768 feet to a point on the Northerly side of a certain right-of-way for Public Utility purposes (40 feet wide, lying within the lines of former Noble Street, stricken and vacated from the City Plan by Ordinance approved December 6, 1971); Thence extending South 11 degrees 00 minutes 17 seconds West, along the said Westerly side of Fifth Street, crossing the Easterly end of said right-of-way, the distance of 40.501 feet to a point; Thence extending South 11 degrees 00 minutes 17 seconds West, along the said Westerly side of Fifth Street, the distance of 103.465 feet to a point of cure; Thence extending Southwardly, along the said Westerly side of Fifth Street, on the arc of a circle curving to the left, having a radius of 757.254 feet, the distance of 94.102 feet to a point of tangency; Thence extending South 03 degrees 53 minutes 05 seconds West, along the said Westerly side of Fifth Street, the distance of 44.770 feet to a point of the Northerly side of a certain right-of-way for drainage purposed (10 feet wide, reserved by Ordinance approved December 6, 1971); Thence extending 03 degrees 53 minutes 05 seconds West, along the said Westerly side of Fifth Street crossing the Easterly end of said right-of-way for drainage purposes, the distance of 10.199 feet to a point on the Northerly side of Willow Street (30 feet wide); Thence extending South 82 degrees 33 minutes 12 seconds West, along the said Northerly side of Willow Street, the distance of 180.741 feet to a point; Thence extending North 89 degrees 07 minutes 50 seconds West, along the said Northerly side of Willow Street, the distance of 199.778 feet to a point on the Easterly side of Sixth Street (70 feet wide); Thence extending North 09 degrees 57 minutes 50 seconds East,

                                  THE PREMISES

along the said Easterly side of Sixth Street, crossing the Westerly end of said right-of-way for drainage purposed, the distance of 10.127 feet to a point; Thence extending North 09 degrees 57 minutes 50 seconds East, along the said Easterly side of Sixth Street, the distance of 292.452 feet to a point on the Southerly side of said right-of-way for Public Utility purposes; Thence extending North 09 degrees 57 minutes 50 seconds East, along the said Easterly side of Sixth Street, crossing the Westerly end of said right-of-way for Public Utility purposes, the distance of 40.000 feet to a point; Thence extending North 09 degrees 57 minutes 50 seconds East, along the said Easterly side of Sixth Street, the distance of 626.504 feet to a point on the said Southerly side of Spring Garden Street; Thence extending South 80 degrees 18 minutes 06 seconds East, along the said Southerly side of Spring Garden Street, the distance of
379.881 feet to the said Westerly side of Fifth Street, the first mentioned point and place of beginning.

BEING known as No. 456 North Fifth Street.

CONTAINING IN AREA 342,545.82 sq. feet (7.86377 Acres)

BEING the same premises which SmithKline Beecham Corporation by Deed dated 8/2/1995 and recorded 9/29/1995 in Philadelphia County in Deed Book VCS 978 page 573 granted and conveyed unto PIDC Financing Corporation, a Pennsylvania Non-Proft Corporation, in fee.

Registry No./Parcel No.: 4 N 7 - 292

Brt No. 88-4-028600

Ward No.: 5th